SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: December 11, 2002



                      INSIGHT COMMUNICATIONS COMPANY, INC.
             (Exact name of Registrant as specified in its charter)


        DELAWARE                      0-26677                    13-4053502
(State of incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)

                                 810 7TH AVENUE
                            NEW YORK, NEW YORK 10019
                    (Address of principal executive offices)


                  Registrant's telephone number: (917) 286-2300





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ITEM 5. OTHER EVENTS ADN REQUIRED FD DISCLOSURE.

     On December 11, 2002, Insight Midwest, L.P. and Insight Capital, Inc., subsidiaries of Insight Communications Company, Inc., issued a press release announcing a proposed $175 million debt offering. On December 13, 2002, Insight Midwest and Insight Capital issued a press release announcing the pricing of the previously announced debt offering. Insight Midwest and Insight Capital agreed to sell $176 million original principal amount of 9 3/4% notes due 2009. The notes are being issued at a discount to their principal amount at maturity of $185 million and are priced at 95.236% to yield 10 3/4%. The notes will be issued under the same indenture as Insight Midwest's and Insight Capital's currently outstanding $200 million of 9 3/4% notes due 2009. Copies of these press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:

     EXHIBIT NO.   DESCRIPTION

        99.1       Press Release dated December 11, 2002

        99.2       Press Release dated December 13, 2002




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        INSIGHT COMMUNICATIONS COMPANY, INC.
                                                (Registrant)



Date: December 13, 2002                 By:   /s/ Elliott Brecher
                                            --------------------------------
                                              Elliot Brecher
                                              Senior Vice President
                                                 and General Counsel